NexPoint Strategic Opportunities Fund
Item G.1.a.i. - Legal Proceedings
Case or Docket Number: 05-15-01463-CV
Full Names of Principal Parties: Claymore Holdings,
LLC v. Credit Suisse AG, Cayman Islands Branch and
Credit Suisse Securities (USA) LLC
Brief Description: Two Highland-managed funds, the
NexPoint Strategic Opportunities Fund and the
Highland Income Fund, are the beneficiaries of a +$400 million judgment (including accrued interest) against Credit Suisse related to a syndicated real estate transaction fraudulently underwritten by the Swiss bank. Credit Suisse is appealing the judgment against it. The two funds also are participants in a similar action against Credit Suisse related to five additional real estate deals in which the funds allege Credit Suisse committed fraud in relation to the underwriting.